U.S. One Trust

One Fund®

Supplement dated April 15, 2011 to the Prospectus and Statement of Additional Information, each dated May 4, 2010, and as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) listed above, and should be read in conjunction with the Prospectus and SAI.

1.	Effective on April 15, 2011, or on such other date as determined appropriate by the officers of U.S. One Trust (the “Trust”), the name of the Trust will be changed from “U.S. One Trust” to “Russell Exchange Traded Funds Trust.” Therefore, upon the effectiveness of such change, all references in the Prospectus and SAI to “U.S. One Trust” are replaced with “Russell Exchange Traded Funds Trust.”

2.

Effective on April 15, 2011, or on such other date as determined appropriate by the officers of the Trust, the name of the One Fund® will be changed from “One Fund®” to “Russell Equity ETF.” Therefore, upon the effectiveness of such change, all references in the Prospectus and SAI to “One Fund®” are replaced with “Russell Equity ETF” (the “Fund”).

3.	Effective April 15, 2011, or on such other date as determined appropriate by the officers of the Trust, the Fund will adopt the investment policy set forth below:

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in shares of equity Underlying ETFs.

The Fund will be required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement will apply at the time the Fund invests its assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.